Exhibit 10.2

FORM OF LOAN CONVERSION AGREEMENT

THE UNREGISTERED SHARES (DEFINED HEREIN) PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION  REQUIREMENTS, NOR HAVE THE SECURITIES BEEN REGISTERED WITH ANY STATE SECURITIES COMMISSION.  THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THIS LOAN CONVERSION AGREEMENT (this “Agreement”) is effective as of October 15, 2010 by and among Ilari Koskelo (“CREDITOR”), Encorium Oy, a corporation organized under the laws of Finland (“DEBTOR”) and Encorium Group, Inc. a Delaware corporation (“ENCO”).

WHEREAS, CREDITOR and DEBTOR were parties to that certain Promissory Note dated as of July 29, 2010 pursuant to which Borrower borrowed 1,100,000 EURO from Creditor (the “July Promissory Note”);

WHEREAS, CREDITOR and DEBTOR were parties to that certain Promissory Note dated as of May 17, 2010 pursuant to which Borrower borrowed 200,000 EURO from Creditor (the “May Promissory Note”, together with the July Promissory Note, the “1,300,000 EURO Notes”) ;

WHEREAS, DEBTOR is the wholly-owned subsidiary of Encorium Group, Inc.  (“ENCO”).

WHEREAS, effective as of October 14, 2010 DEBTOR assigned all of the obligations and liabilities under the 1,300,000 EURO Notes to ENCO and ENCO accepted all of the obligations and liabilities under the 1,300,000 EURO Notes;

WHEREAS, CREDITOR and ENCO are parties to that certain Promissory Note dated as of October 15, 2010 in the principal amount of $184,845 (the “October Promissory Note”).

WHEREAS, CREDITOR exercised rights to purchase 1,015,000 shares of ENCO Common Stock pursuant to the Subscription Rights Certificate, attached hereto as Exhibit A (the “Subscription Certificate”);

WHEREAS, in lieu of cash consideration for the exercise pursuant to the Subscription Certificate, CREDITOR agrees to cancel the outstanding aggregate 1,300,000 EURO ($1,776,250 USD) principal amount of the 1,300,000 EURO Notes due from ENCO to CREDITOR;

WHEREAS, the amount of accrued interest under the 1,300,000 EURO Notes as of October 15, 2010 is 16,235.83 EURO ($22,874.57USD) (the “Outstanding Interest”);

WHEREAS, CREDITOR agrees to accept in full satisfaction of the Outstanding Interest 13,071 shares of unregistered stock of ENCO (the “Interest Shares”); and

WHEREAS, CREDITOR agrees to accept in full satisfaction of the $184,845 outstanding principal amount due under the October Promissory Note, 105,625 shares of unregistered stock of ENCO (the “October Promissory Note Shares”, together with the Interest Shares, the “Unregistered Shares”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
CREDITOR hereby converts the 1,300,000 EURO ($1,776,250 USD) principal amount of the 1,300,000 EURO Notes in exchange for 1,015,000 shares of Common Stock of ENCO pursuant to the Subscription Certificate.

2.	CREDITOR hereby converts the Outstanding Interest in exchange for 13,071 unregistered shares of Common Stock of ENCO.

3.	CREDITOR hereby converts the $184,845 outstanding principal amount of the October 2010 Promissory Note in exchange for 105,625 unregistered shares of Common Stock of ENCO.

4.
The Parties hereby agree that in consideration for the issuance of the 1,015,000 registered shares of ENCO common stock and 118,696 unregistered shares of ENCO common stock, all of the obligations and liabilities of the Debtor and ENCO to the CREDITOR evidenced by the 1,300,000 EURO Note and the October Promissory Note are terminated and satisfied in full and the Borrower is unconditionally and irrevocably released from all of its obligations under the 1,300,000 EURO Note and the October Promissory Note.  The CREDITOR hereby (a) represents and warrants that neither the Lender nor any its affiliates has any other credit agreements with, loans outstanding to, guaranties by, or interests or liens against the Borrower's real or personal property, except as set forth in the 1,300,000 EURO Note and the October Promissory Note, and (b) agrees that any and all security interests and liens created or purported to have been created in connection with and/or in respect of the 1,300,000 EURO Note and the October Promissory Note are fully and forever terminated, discharged.

5.
CREDITOR acknowledges that there are various substantial risks attendant to ENCO’s business and investment in ENCO common stock.  CREDITOR has considered the risks associated with such an investment, including the risks factors described in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on __________, 2010, and the Company’s periodic reports files with the Securities and Exchange Commission.  No representations or warranties have been made concerning the success of the business or the potential profit on an investment in ENCO.

6.	CREDITOR hereby makes the following representations and warranties:

(a)              Creditor is at least 21 years of age;

(b)               Creditor acquiring the Unregistered Shares for his own account, as a principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Unregistered Shares, and has no present intention, contract, agreement, arrangement, or undertaking to divide his participation with others or to resell, assign, transfer or otherwise dispose of any part of the Unregistered Shares subscribed for unless and until he determines, at some future date, that circumstances not contemplated by him at the time of this conversion make such disposition necessary.

(c) CREDITOR  has not relied upon DEBTOR or ENCO for any federal, state or local tax advice or for any accounting, investment or legal advice in connection with the CREDITOR's conversion hereunder or otherwise with respect to an investment in ENCO and the CREDITOR has relied only upon CREDITOR’s own advisers with respect to the federal, state or local tax and the accounting, investment, legal and other aspects of an investment in ENCO.

(d) The CREDITOR is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act for the following reasons (please initial each paragraph which is applicable):

(i)  The CREDITOR is a natural person whose individual net worth, or joint net worth with the CREDITOR’s spouse at the time of purchase exceeds $1,000,000.

__________

(ii) The CREDITOR is a natural person who had an individual income in excess of $200,000 in each of 2008 and 2009 and who reasonably expects income in excess of $200,000 in 2010.

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(iii) The CREDITOR is a natural person who, together with the CREDITOR’s spouse, had a joint income in excess of $300,000 in each of 2008 and 2009 and who reasonably expects a joint income in excess of $300,000 in 2010.

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7.  MISCELLANEOUS PROVISIONS.

a.
Entire Agreement. This Agreement shall constitute the entire agreement between the parties on the issues with respect to conversion and termination of the promissory notes set forth herein and shall supersede any and all agreements between the parties prior to the date hereof. This Agreement may be modified or amended only by a writing signed by both parties.

b.	Headings. The article headings of this Agreement are for reference and convenience only and shall not modify or amend this Agreement.

c.
Counterparts. This Agreement may be executed in multiple counterparts. A facsimile    or PDF of an executed original document shall have the same legal force and effect as an original document and shall be admissible as an original document.

d.	This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Ilari Koskelo

By:_____________________

Encorium Oy

By:_______________
Name:_____________
Its:________________

Encorium Group, Inc.
By:_______________
Name:_____________
Its:________________